Exhibit 99.1

IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON

IN AND FOR THE COUNTY OF PIERCE

In re: RAINIER PACIFIC FINANCIAL GROUP, INC., a Washington corporation.	) ) ) ) ) ) )	No. 10-2-09666-9 ORDER APPOINTING RECEIVER FOR RAINIER PACIFIC FINANCIAL GROUP, INC.
THIS MATTER came before this Court for hearing upon the Petition for Receivership with respect to Rainier Pacific Financial Group, Inc., a Washington Corporation.  This Court has reviewed and considered the following evidence and submissions by the parties:
1.           Declaration of John A. Hall dated May 20, 2010;
2.           Declaration of William L. Beecher dated May 21, 2010;
3.           Declaration of Jonathan W. Blado dated May 26, 2010;
4.           Petition for Receivership; and
5.           All other pleadings filed in this matter.
This Court has heard and considered the oral argument by the parties present and deems itself fully advised in the matter.  Based upon the pleadings in this matter and presentation of the parties, this Court has determined that the Petition for Receivership is well founded and that William L. Beecher is an eligible and appropriate person to serve as Receiver of Rainier Pacific

ORDER APPROVING RECEIVER - 1 OF 5	BLADO KIGER, P.S. Attorneys at Law Bank of America Building, 2nd Floor 3408 South 23rd Street Tacoma, WA 98405-1609 Tel (253) 272-2997 Fax (253) 627-6252

Financial Group, Inc.  Now, therefore, it is hereby:
ORDERED, ADJUDGED and DECREED as follows:
1.           The Petition for Receivership is granted.
2.           Rainier Pacific Financial Group, Inc. is hereby placed into Receivership pursuant to RCW 7.60.
3.           Attorney William L. Beecher is hereby appointed Receiver over all the property, assets and accounts of Rainier Pacific Financial Group, Inc., to take control forthwith over all of Rainier Pacific Financial Group Inc.’s dealings and transactions with any individual or entity, with full access to all of the company’s books and records necessary or useful to him in the exercise of his powers as Receiver over the company’s business and transactions, in order to (a) preserve the status quo, (b) ascertain the nature and extent of creditor claims against the company, (c) ascertain the true financial condition of the company, (d) preserve the assets of the company, (e) prevent the encumbrance or disposal of property or assets of the company and its shareholders and creditors, and (f) respond to shareholder and creditor inquiries.
4.           To the extent not otherwise enumerated herein, the Receiver shall have all powers of a general receiver as set forth in RCW 7.60.
5.           To effectuate the foregoing, the Receiver is empowered to:
a.           Take and retain immediate possession and control of all of the assets andproperty, and all books, records and documents of
               Rainier Pacific Financial Group, Inc.;

ORDER APPROVING RECEIVER - 2 OF 5	BLADO KIGER, P.S. Attorneys at Law Bank of America Building, 2nd Floor 3408 South 23rd Street Tacoma, WA 98405-1609 Tel (253) 272-2997 Fax (253) 627-6252

b. Have exclusive control of and be made the sole authorized signatory for all accounts at any bank, brokerage firm or financial institution that has possession or control of any assets or funds of the company;
c. Conduct business, and pay from available funds necessary business expenses as required to preserve or maximize the value of the assets and property of the company;
d. Engage and employ persons, including accountants, attorneys and experts, to assist in the carrying out of the Receiver’s duties and responsibilities hereunder, including appointing a person or entity to manage any aspect of the business of the company, and to use available funds as required to preserve the assets and property of the company;
e. Report to the Court and the parties, within forty-five (45) days from the date of the entry of this order, and subject to such reasonable extensions as the Court may grant the following information:
(i) All assets, money, funds, securities, and real or personal property then held directly or indirectly by or for the benefit of the company, including, but not limited to, real property, bank accounts, brokerage accounts, investments, business interests, personal property, wherever situated, identifying and describing each asset, its current location and value;
(ii) A list of secured creditors and other financial institutions with an interest in the assets of the Receivership;
(iii) A list of any other creditors of the company.

ORDER APPROVING RECEIVER - 3 OF 5	BLADO KIGER, P.S. Attorneys at Law Bank of America Building, 2nd Floor 3408 South 23rd Street Tacoma, WA 98405-1609 Tel (253) 272-2997 Fax (253) 627-6252

f.           Develop a preliminary plan for the administration of the assets of the Receivership.
6.           Rainier Pacific Financial Group, Inc. shall agree to provide any written authorizations necessary for the Receiver to exercise the foregoing powers over the company.
7.           The Receiver’s appointment is conditioned upon furnishing a bond in the amount of $20,000.00 pursuant to RCW 7.60.045.
8.           The Receiver’s Fee and Retainer Agreement, proposed by Petitioner, is hereby approved in the form attached as Exhibit A to the Declaration of William L. Beecher dated May 21, 2010.
9.           The Receiver and his advisors shall be and are hereby indemnified by the company and each of them, except for acts constituting gross negligence, willful misconduct, fraud, and breach of fiduciary duty determined by final order no longer subject to appeal or certiorari, for all judgments, losses, costs, and reasonable expenses including legal fees (which shall be paid under the indemnity after court approval as they arise), arising from or related to any and all claims or whatsoever type brought against any of them in their capacities as Receiver or advisors to the Receiver; provided, however, that nothing herein shall limit the immunity of the Receiver and his advisors allowed by law, or deprive the Receiver and his advisors of indemnity for any act or omission for which they have immunity.
10.           No creditor or claimant against Rainier Pacific Financial Group, Inc., or any person acting on behalf of such creditor or claimant, shall take any action to interfere with the control, possession, or management of the assets subject to the Receivership.  The appointment of the Receiver under this order shall operate as an automatic stay of proceedings pursuant to RCW 7.60.110.

ORDER APPROVING RECEIVER - 4 OF 5	BLADO KIGER, P.S. Attorneys at Law Bank of America Building, 2nd Floor 3408 South 23rd Street Tacoma, WA 98405-1609 Tel (253) 272-2997 Fax (253) 627-6252

11.           This order shall be, and is, binding upon Rainier Pacific Financial Group, Inc., including its partners, agents, employees, attorneys, subsidiaries, affiliates, successors, and those persons in active concert or participation with them who receive actual notice of this order by personal service, facsimile service, telephone, e-mail or otherwise.
12.           The Contract for Services proposed by Petitioners is hereby approved in the form attached as Exhibit A to the Declaration of Jonathan W. Blado dated May 26, 2010.  The law firm of Blado Kiger, P.S. and its attorneys are hereby approved to act as Special Counsel to the Receiver, to be compensated as set forth in the Contract for Services.  Pursuant to RCW 7.60.180(2), the law firm of Blado Kiger, P.S. and its attorneys are not disqualified from employment because of their employment by Rainier Pacific Financial Group, Inc.; Blado Kiger, P.S.’s employment by Rainier Pacific Financial Group, Inc. was disclosed in the application for their employment, and there is no actual conflict of interest or inappropriate appearance of a conflict by appointing them as Special Counsel to the Receiver.
13.           Because Rainier Pacific Financial Group, Inc. no longer serves a business purpose, good cause exists, and this Court hereby authorizes the Receiver to dissolve the company after the settlement of all creditor claims, and to wind up the business of the company pursuant to RCW 7.60.060(2)(d) and (3).
Done in open court this 26th day of May, 2010.

/s/ Mark Gelman
MARK GELMAN, COMMISSIONER

Presented by:
BLADO KIGER, P.S.

/s/ Johnathan W. Blado
JONATHAN W. BLADO, WSBA #7813
Attorney for Petitioner

PLEADING PAPER - 5 OF 5	BLADO KIGER, P.S. Attorneys at Law Bank of America Building, 2nd Floor 3408 South 23rd Street Tacoma, WA 98405-1609 Tel (253) 272-2997 Fax (253) 627-6252